UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
               Act of 1934 Date of Report (Date of earliest event
                           reported) December 4, 2002

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-31014              52-2181356
 ------------------------------     ----------           -------------
(State or other Jurisdiction of     (Commission          (IRS Employer
incorporation)                      File Number)         Identification No.)

          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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Item 5.  Other Events.

 HealthExtras, Inc. (the "Company"), on December 3, 2002, filed a complaint in the United States District Court for the Southern District of New York, charging SG Cowen, one of its former managing directors (Guillaume Pollet), and its parent company (Societe Generale) with, among other things, securities fraud and securities manipulation in connection with the September 2001 sale of securities by the Company in a PIPE (private investment in public equity) offering for which SG Cowen served as the Company's exclusive placement agent. A copy of the complaint is attached hereto as Exhibit 99.1. A copy of the Company's press release regarding this event is attached hereto as Exhibit 99.2


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits: The following exhibits are filed as part of this report:

             Exhibit No.     Description
             -----------     -----------

               99.1          HealthExtras, Inc. v. SG Cowen Securities Corp, et
                             -----------------     ------------------------
                             al Complaint(Civil Action No. 02-CV-9613)

               99.2         Press release re:  HealthExtras, Inc. v. SG Cowen
                                               ------------------    --------
                             Securities Corp, et al Complaint (Civil Action No.
                             ---------------                   02-CV-9613)


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 4, 2002                   By: /s/ Michael P. Donovan
                                             ----------------------
                                             Michael P. Donovan
                                             Chief Financial Officer and
                                             Chief Accounting Officer



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

CONFORMED

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 4, 2002                   By: /s/ Michael P. Donovan
                                             ------------------------
                                             Michael P. Donovan
                                             Chief Financial Officer and
                                             Chief Accounting Officer


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